UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549


                                    FORM 8-K


                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


Date of report (Date of earliest event reported)        June 10, 2005
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                               ENOVA SYSTEMS, INC.
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             (Exact Name of Registrant as Specified in Its Charter)

                                   California
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                 (State or Other Jurisdiction of Incorporation)

            0-25184                                      95-3056150
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   (Commission File Number)                   (IRS Employer Identification No.)


19850 South Magellan Drive Suite 305, Torrance, CA                 90502
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     (Address of Principal Executive Offices)                   (Zip Code)

                                  310-527-2800
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              (Registrant's Telephone Number, Including Area Code)


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          (Former Name or Former Address, if Changed Since Last Report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     |_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01

On June 3, 2005 Enova Systems, Inc. (the "Registrant") entered into a Warrant and Common Stock Purchase Agreement with Eruca Limited ("Eruca"). Descriptions of the material terms of the Warrant and Common Stock Purchase Agreement are set forth in Item 3.02 of this Current Report on Form 8-K, which descriptions are incorporated by reference into this Item 1.01.


Item 3.02.        Unregistered Sales of Equity Securities.

Pursuant to the Warrant and Common Stock Purchase Agreement between the Registrant and Eruca dated June 3, 2005 (the "Stock Purchase Agreement"), the Registrant sold 5,555,556 shares of restricted common stock to Eruca on June 10, 2005 for an aggregate purchase price of $500,000. Additionally, the Registrant sold to Eruca a warrant for the purchase of 1,111,111 shares of restricted common stock to Eruca on June 10, 2005 for an aggregate purchase price of $100 (the "Warrant"). The terms of the warrant entitle Eruca to purchase the shares at an exercise price of $0.12 per share and expires on June 2, 2006. Piggy-back registration rights for one year were granted in connection with this sale. The Stock Purchase Agreement and Warrant will be filed with the Securities and Exchange Commission as an exhibit to the Registrant's form 10-Q for the three month period ended June 30, 2005.

The sale of common stock and the warrant described above were exempt from the registration requirements under the Securities Act of 1933, in reliance upon both Section 4(2) thereof and Rule 506 of Regulation D promulgated by the Securities and Exchange Commission.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                    Enova Systems, Inc.
                                                       (Registrant)


Date:   June 16, 2005                               /s/ Larry B. Lombard
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                                                By:     Larry B. Lombard
                                                Title:  Chief Financial Officer